UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   September 14, 2012

VOICESERVE, INC.
(Exact name of registrant as specified in Charter)

Delaware	000-51882	98-0597288
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Grosvenor House, 1 High Street
Middlesex HA8 7TA
England
 (Address of Principal Executive Offices)(Zip Code)

44-208-136-6000
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 14, 2012, Voiceserve, Inc. (the "Company”) dismissed Michael T. Studer CPA, P.C. (“Studer”) as the Company’s independent registered public accounting firm. The Company has engaged MaloneBailey LLP (“MaloneBailey”) as its registered public accounting firm, effective September 14, 2012. The decision to change registered public accounting firms and the appointment of the new registered public accounting firm was made by the Company’s Board of Directors.

The reports of Studer on the financial statements of the Company as of and for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, and, except for an emphasis paragraph regarding a going concern uncertainty, were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through September 14, 2012, there were no disagreements with Studer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Studer, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through September 14, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through September 14, 2012, the Company did not consult with MaloneBailey with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Studer a copy of the foregoing disclosures and requested Studer to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein. A copy of that letter dated October 10, 2012, furnished by Studer is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Following the dismissal of Studer, the Company received a letter from the Securities and Exchange Commission, dated October 1, 2012 indicating that effective September 7, 2012, the Public Company Accounting Oversight Board (the “PCAOB”) imposed sanctions against Studer.  Although the Company was not required to do so pursuant to the PCAOB Order, we decided to dismiss Studer nevertheless.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Michael T. Studer CPA, P.C. to the Securities and Exchange Commission dated October 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOICESERVE, INC.

Date: October 10, 2012	By:	/s/ Michael Bibelman
Michael Bibelman Chief Executive Officer